UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 11, 2019

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	743-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 11, 2019, the Board of Directors (the “Board”) of Kaman Corporation (the “Company”) amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to, among other things, implement proxy access. Article II, Section 15 has been added to the Bylaws to permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholders and the nominees satisfy the requirements specified in the Bylaws (Article II, Section 15 (Proxy Access for Director Nominations)). Proxy access will first be available to stockholders in connection with the Company’s 2021 annual meeting. The amendments to the Bylaws also include the following:

•
Revisions to Article II, Section 13 and Article II, Section 14 to reflect that, beginning with respect to the 2021 annual meeting, in order to be timely, stockholder proposals and nominations must be delivered to the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting of stockholders. The amendments to the advance notice bylaws include additional updates and requirements, including requiring disclosure of ownership of derivative securities and that information be updated as of the record date for the meeting. (Article II, Section 13 (Advance Notification of Business to be Transacted at Meetings of Stockholders) and Article II, Section 14 (Advance Notification of Nomination of Directors));

•
Revisions to Article III, Section 2(b) to add a requirement that all nominees for director provide certain information, representations and agreements to the Company in order to be eligible for election (Article III, Section 2(b) (Election; Eligibility)); and

•	Certain clarifications and refinements throughout the Bylaws.

The foregoing summary of the provisions of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(a)    Exhibits

3.1	Amended and Restated Bylaws of Kaman Corporation (as amended through December 11, 2019)
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert D. Starr
Robert D. Starr
Executive Vice President and
Chief Financial Officer

Date: December 11, 2019